Exhibit 32.2
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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002
                        ---------------------------------


In connection with the Quarterly Report of Signal-Hill Corporation (the "Company") on Form 10-QSB for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on May 28, 2004 (the "Report"), I, Timothy S. Gibson, Chief Financial Officer, Secretary, and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.


                               May 26, 2004


                               /s/ Timothy S. Gibson
                               -------------------------------------------------
                               Timothy S. Gibson
                               Chief Financial Officer, Secretary, and Treasurer